UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

January 17, 2013

Date of Report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 17, 2013, Capital One Financial Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2012. Copies of the Company’s press release and financial supplement are attached and filed herewith as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company hereby furnishes the information in Exhibit 99.3 hereto, Earnings Release Slides – Fourth Quarter 2012.

Note: Information in Exhibit 99.3 furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01.	Other Events.

See attached press release and financial supplement at Exhibits 99.1 and 99.2, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 17, 2013 – Fourth Quarter 2012
99.2	Financial Supplement – Fourth Quarter 2012
99.3	Earnings Release Slides – Fourth Quarter 2012

Earnings Conference Call Webcast Information.

The Company will hold an earnings conference call on January 17, 2013 at 5:00 p.m. Eastern standard time. The conference call will be accessible through live webcast. Interested investors and other individuals can access the webcast via the Company’s home page (http://www.capitalone.com). Choose “Investors” to access the Investor Center and view and/or download the earnings press release, the financial supplement, including a reconciliation to GAAP financial measures, and the earnings release presentation. The replay of the webcast will be archived on the Company’s Web site through January 31, 2013 at 10:00 p.m. Eastern standard time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: January 17, 2013	By:	/s/ Gary L. Perlin
Gary L. Perlin
Chief Financial Officer